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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 22, 2004

                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                    1-9210               95-4035997
  (State or other jurisdiction       (Commission         (I.R.S. Employer
        of incorporation)            File Number)       Identification No.)


               10889 Wilshire Boulevard
               Los Angeles, California                            90024
       (Address of principal executive offices)                (ZIP code)


               Registrant's telephone number, including area code:
                                 (310) 208-8800



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Item 9.  Regulation FD Disclosure and Item 12.  Results of Operations and
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Financial Condition
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     On January 22, 2004, Occidental Petroleum Corporation released information regarding its results of operations for the fiscal period ended December 31, 2003. This Form 8-K is being furnished to report information pursuant to Item 9, Regulation FD Disclosure and Item 12, Results of Operations and Financial Condition. The full text of the press release is attached to this report as
Exhibit 99.1. The full text of the speeches given by Dr. Dale R. Laurance and Stephen I. Chazen is attached to this report as Exhibit 99.2. Investor Relations Supplemental Schedules are attached to this report as Exhibit 99.3.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OCCIDENTAL PETROLEUM CORPORATION
                                        (Registrant)




DATE:  January 22, 2004       S. P. Dominick, Jr.
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                              S. P. Dominick, Jr., Vice President and Controller
                              (Chief Accounting and Duly Authorized Officer)
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                                  EXHIBIT INDEX


     99.1      Press release dated January 22, 2004

     99.2 Full text of speeches given by Stephen I. Chazen and Dr. Dale R. Laurance

     99.3      Investor Relations Supplemental Schedules